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                                                                   Exhibit 10.33

                           QUALITY DISTRIBUTION, INC.

                             2003 STOCK OPTION PLAN

1.   PURPOSE OF THIS PLAN.

     The purpose of this QUALITY DISTRIBUTION, INC. 2003 STOCK OPTION PLAN (this "Plan") is (i) to further the growth and success of QUALITY DISTRIBUTION, INC., a Florida corporation (the "Company"), by enabling directors, officers and employees of, advisors to, and independent consultants or independent contractors to, the Company or its Subsidiaries to acquire shares of the Common Stock of the Company (the "Common Stock"), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and its Subsidiaries. Options granted under this Plan may only be non-qualified stock options ("Options"). For purposes of this Plan, the term "Subsidiary" means "Subsidiary Corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.   ADMINISTRATION OF THIS PLAN.

     (a) The Committee. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by one or more committees of the Board (each, a "Committee") each consisting of such number of persons appointed to such Committee from time to time by the Board consistent with applicable law. With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a Committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any Committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be duly and timely authorized by the Board or a Committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3). To the extent required by any applicable listing agency, this Plan shall be administered by a Committee composed entirely of independent directors (within the meaning of the applicable listing agency). The members of a Committee may be removed at any time either with or without cause by the Board. Any vacancy on a Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of this Plan, other than this Section 2, be deemed to refer to the Board if the Board is administering this Plan or, if a committee of the Board is acting within its delegated authority in such matter, to the acting committee of the Board.

     (b) Procedures. If this Plan is administered by a Committee of the Board, the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by

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all of the members of the Committee (but only to the extent permitted by applicable law and the applicable rules and regulations of the principal national securities exchange or national market system (if any) on which the Common Stock is a class of securities then listed or admitted for trading), shall be the actions of the Committee; provided, however, that if the Committee consists of only two members, both shall be required to constitute a quorum and to act at a meeting or to approve actions in writing.

     (c) Interpretation. Except as otherwise expressly provided in this Plan, the Board (or other Committee acting within its delegated authority) shall have all powers with respect to the administration of this Plan, including, without limitation, full power and authority to (i) interpret the provisions of this Plan, any Option Agreement (as defined in Section 5(b)) and any other agreement or document executed pursuant to this Plan, (ii) resolve all questions arising under this Plan, any Option Agreement and any other such agreement or plan,
(iii) correct any defect, supply any omission or reconcile any inconsistency in or among the Plan, any Option or any Option Agreement, (iv) grant waivers of Plan or Option conditions and (v) make all other determinations necessary or advisable for the administration of this Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in this Plan.

3.   SHARES OF STOCK SUBJECT TO THE PLAN.

     (a) Number of Available Shares. Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this Section 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 2,210,000 shares of Common Stock (before making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or after the Effective Date (as defined in Section 11)). In addition, on each January 1, commencing January 1, 2004, the number of shares of Common Stock which may be available for issuance upon the exercise of Options granted under this Plan shall be increased automatically by that number of shares of Common Stock equal to one percent (1.0%) of the total number of outstanding shares of Common Stock determined as of the last day of the immediately preceding fiscal year of the Company; provided, however, that the Board of Directors may, in its absolute discretion, determine in respect of any given January 1 that such automatic increase be less than one percent (1%) or that no such automatic increase occur on such January 1, any such determination to be made by February 15 of the applicable year; and provided, further, that in no event shall more than 4,500,000 shares (before making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the Effective Date) of Common Stock be issued in the aggregate under the Plan. If, and to the extent that, (i) Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon the exercise of Options granted under this Plan are forfeited to or repurchased by the Company, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

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     (b)  Character of Shares. The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

     (c) Reservation of Shares. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock which may be purchased at any time pursuant to outstanding Options.

4.   ELIGIBILITY.

     Options may be granted under this Plan only to persons who are directors, officers or employees of, advisors to, or independent consultants or independent contractors to, the Company or its Subsidiaries.

5.   GRANT OF OPTIONS.

     (a) General. Options may be granted under this Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date. Subject to the provisions of this Plan, the Committee shall have plenary authority and discretion, to determine:

          (i) the persons (from among the classes of persons eligible to receive Options under this Plan) to whom Options shall be granted (the "Optionees");

          (ii)  the form and terms of Options;

          (iii) whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

          (iv)  the time or times at which Options shall be granted;

          (v)   the number of shares of Common Stock subject to each Option;

          (vi) the Option Price of the shares of Common Stock subject to each Option; and

          (vii) the time or times after grant when, and the term or terms under which, each Option and the shares of Common Stock covered thereby shall become vested and/or exercisable and the duration of the exercise and/or vesting periods.

     (b) Option Agreements. Each Option shall be evidenced by a written agreement (each, an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with this Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

     (c) No Evidence of Employment or Service. Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of

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his or her employment by, or services to, the Company or interfere in any way with the right of the Company (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option to such Optionee.

     (d) Date of Grant. The date of grant of an Option under this Plan shall be the date specified by the Committee for the grant of such option.

     (e) Exchange and Buyout of Options. The Committee may, at any time or from time to time, authorize the grant of new Options under this Plan in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from an Optionee an Option previously granted with payment in cash, securities of the Company or other consideration, based on such terms and conditions as the Company (acting through the Committee) and the Optionee may agree.

     (f) Vesting of Options. Subject to the provisions of Section 7(b) and 9(c), Options granted under the Plan shall vest and become exercisable as follows: 1/4 of the Option shall vest and become exercisable on each of the first four anniversaries of the date upon which the Option is granted (or as otherwise determined by the Committee and set forth in the Option Agreement pursuant to which such Options are granted).

6.   OPTION PRICE.

     Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under this Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that Options granted on the Effective Date shall have an Option Price equal to the Initial Public Offering Price (subject to adjustment pursuant to Section 9 hereof). The "Initial Public Offering Price" shall be the price per share at which shares of Common Stock are initially offered for sale to the public by the Company's underwriters in the Company's initial public offering of Common Stock (the "IPO") pursuant to a registration statement on Form S-1 filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act").

7.   EXERCISABILITY OF OPTIONS.

     (a)  Committee Determination.

          (i) Each Option and the shares of Common Stock covered thereby granted under this Plan shall be vested and/or exercisable at such time or times, or upon the occurrence of such event or events, upon such term or terms and for such number of shares of Common Stock subject to such Option or in such portions or amounts thereof, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, if the Company files a registration statement on Form S-1 with the SEC under the 1933 Act for the IPO, no Option granted under this Plan shall be exercisable as to any of the shares of Common Stock covered thereby during the one-year period immediately following the effective date of such registration statement (the "Lock-up Period"); and, provided, further, however, that at any time following the IPO, if the Company shall register additional shares of Common Stock

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     under the 1933 Act for sale to the public, no Option granted under this
     Plan shall be exercisable as to any shares of Common Stock covered thereby, and no Optionee shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company, for such period, that shall commence 10 days prior to effectiveness of the registration statement pursuant to which such public offering shall be made and shall terminate that number of days following the date such registration statement is declared effective as the underwriters of such public offering, if any, or the Company may require (the "Secondary Lock-up Period"); and, provided, further, however, that if an Option by its terms is to expire during the Lock-up Period or the Secondary Lock-up Period, the Committee may extend the expiration date of such Option for a period equal in duration to that of the period from the commencement date of the Lock-up Period, or Secondary Lock-up Period, as applicable, up to (and including) the expiration date of such Option.

          (ii) Subject to the provisions of clause (i) above, if an Option, or the shares of Common Stock covered thereby, are not at the time of grant of such Option immediately exercisable and/or fully vested, the Committee may
     (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise or vesting date(s) of such Option, the acceleration of the vesting of all or a portion of the shares of Common Stock covered thereby, or the continuation of the vesting (whether before, on or after the date of Termination (as defined in Section 7(b)(ii)) of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, upon the occurrence of specified events and/or (B) at any time prior to the complete termination of such Option, accelerate the exercise or vesting date(s) of such Option, accelerate the vesting of all or a portion of the shares of Common Stock covered thereby, or continue the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, including in the case of this clause (B) upon the occurrence of or in connection with a Corporate Transaction (as defined in Section 9(b)).

          (iii) The Committee may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by this Plan and (ii) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee's Representatives (as defined in Section 10(d)), if the amendment is materially adverse to the Optionee.

     (b) Automatic Termination of Option. Except as otherwise determined by the Committee and set forth in the Option Agreement, the unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

          (i) the ten-year anniversary of the date on which such Option is granted;

          (ii) the three-month anniversary of the date on which the Optionee to whom such Option was granted ceases to be a director, officer or employee of, advisor to, or

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     independent consultant or independent contractor to, the Company or any
     Subsidiary thereof (such event, a "Termination"), unless such Termination occurs by reason of such Optionee's death or Disability (as defined in subparagraph (iii) below) or is for Cause (as defined below); provided, however, that if such Optionee shall die after the date of Termination but before the three-month anniversary of such Optionee's date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

          (iii) the 12-month anniversary of the date of Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee's (x) death or (y) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (a "Disability");

          (iv) the date of the Termination of the Optionee to whom such Option was granted, if such Termination is for Cause (as defined below) (a "Termination for Cause");

          (v) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement; and

          (vi) except to the extent permitted by Section 10(d), the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted.

     Unless otherwise expressly provided by the Committee in the applicable Option Agreement, in no event shall an Option continue to vest after the date of Termination of the Optionee to whom such Option was granted.

     For purposes of this Plan, the term "Cause" means, with respect to any Optionee, the Termination of such Optionee's relationship with the Company because of (i) the commission by such Optionee of any act of fraud, theft or financial dishonesty with respect to the Company or any of its Subsidiaries, or such Optionee has been convicted of, or plead guilty to, a felony, (ii) any material breach by such Optionee of any material provision of any agreement or understanding (whether employment or otherwise) between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand (whether written or oral) regarding the terms of such Optionee's service as a director, officer or employee of, or advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, including, without limitation, the willful and continued failure or refusal of such Optionee to perform the material duties required of such Optionee as a director, officer or employee of, or as an advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, other than as a result of such Optionee having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand, (iii) such Optionee's intentional or willful disregard of the policies of the Company or any Subsidiary thereof so as to cause loss, damage or injury to the property, reputation or employees of the Company or any Subsidiary thereof, or (iv) any other misconduct by such Optionee which is

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otherwise materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Subsidiary thereof.

     Anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement, a Termination of an Optionee shall not be deemed to occur solely by reason of the Company's change of the duties of the Optionee, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof. For purposes of Section 7(b), an Optionee employed by the Company or any Subsidiary thereof shall not be deemed to have terminated his or her employment with the Company or such Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

8.   PROCEDURE FOR EXERCISE.

     (a) Payment. At the time an Option is granted under this Plan, the Committee shall, in its sole discretion, specify one or more of the following forms of payment which may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

          (i) by cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a personal or certified check payable to the Company);

          (ii)  by cancellation of indebtedness of the Company to the Optionee;

          (iii) by surrender of shares of Common Stock which either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 promulgated by the SEC under the 1933 Act (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3);

          (iv) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that an Optionee who is not a director, officer or employee of the Company or any of its Subsidiaries will not be entitled to tender such a promissory note unless the note is adequately secured by collateral other than the shares of Common Stock being purchased upon the exercise of the Option;

          (v) by waiver of compensation due or accrued to the Optionee for services rendered to the Company or any of its Subsidiaries;

          (vi) if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system

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     (including, but not limited to, The Nasdaq National Market), in compliance with any cashless exercise program authorized by the Committee for use in connection with this Plan at the time of such exercise (but, subject in any case, to the applicable limitations of Rule 16b-3); or

          (vii) a combination of the methods set forth in clauses (i) through
     (vi).

     (b) Notice. An Optionee (or other person, as provided in Section 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "Notice") to the Committee (or such other person or entity designated by the Committee from time to time).

     (c)  Content of the Notice. The Notice shall:

          (i)   state that the Optionee elects to exercise the Option;

          (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

          (iii) state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

          (iv) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

          (v) include any representations and warranties of the Optionee required pursuant to Section 10(b);

          (vi) if the Option is exercised pursuant to Section 10(d) by any person other than the Optionee, include evidence to the satisfaction of the Company (or such other person or entity designated by the Committee from time to time) of the right of such person to exercise the Option; and

          (vii) include such further provisions consistent with this Plan as the Committee (or such other person or entity designated by the Committee from time to time) may from time to time require.

     (d) Issuance of Stock Certificates. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(d) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 8(d).

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     (e)  83(b) Elections. Each Optionee shall deliver to the Company a copy of any election filed by such Optionee with the Internal Revenue Service relating to any Optioned Shares no later than 30 days following the filing of such election with the Internal Revenue Service.

9.   ADJUSTMENTS.

     (a) Changes in Capital Structure. Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.

     (b) Corporate Transactions. In connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a "Corporate Transaction"), each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period.

     (c) Special Rules. The following rules shall apply in connection with Sections 9(a) and (b):

          (i) anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement any unvested Options held by such Optionee shall automatically vest and become exercisable upon the earlier to occur of (A) the first anniversary of the effective date of any Corporate Transaction, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof on such date and (B) the Termination of such Optionee by the Company or any Subsidiary (other than Termination for Cause) at any time prior to the first anniversary of the effective date of any Corporate Transaction;

          (ii) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

          (iii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

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          (iv)  any adjustments referred to in Sections 9(a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

10.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

     (a) Compliance With Securities Laws. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

     (b) Representations and Warranties. The Committee in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted (i) to represent and warrant in writing that the shares of Common Stock to be received upon exercise of such Option are being acquired for investment only and not with a view to the distribution thereof (or any interest therein) and (ii) to make such other representations and warranties as are deemed appropriate by the Company.

     (c) Legends. Each certificate issued by the Company (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Committee, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the SEC or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

     (d) Nonassignability of Option Rights. Except as otherwise determined by the Committee and set forth in the applicable Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. Except as otherwise determined by the Committee and set forth in the Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the

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Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, except as otherwise determined by the Committee and set forth on the Option Agreement, during the period specified in Section 7(b)(ii) or (iii), as applicable, by his or her executors or administrators (collectively, the "Representatives") to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

11.  ADOPTION AND STOCKHOLDER APPROVAL.

     This Plan shall become effective on the date that it is approved by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within 12 months before or after the date this plan is approved by the Board. Upon the Effective Date, the Committee may grant Options pursuant to this Plan; provided, however, that (i) no Option may be exercised prior to initial stockholder approval of this Plan,
(ii) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board's or the Committee's amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, consistent with applicable laws; (iii) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (iv) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.

12.  EXPIRATION AND TERMINATION OF THE PLAN.

     Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is approved by the stockholders of the Company in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13.  AMENDMENT OF THIS PLAN.

     This Plan may be amended by the stockholders of the Company. This Plan may also be amended by the Board or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under this Plan or Options to be granted under this Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of this Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares of Common Stock issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing or admission for trading on any securities exchange or automated quotation system. Any amendment approved by the Committee which is of a scope that requires stockholder approval under applicable law or requires stockholder approval in order to ensure the compliance of this Plan with Rule 16b-3 at

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such time, if any, as the Company has a class of capital stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such stockholder approval. Any modification or amendment of this Plan shall not, without the consent of an Optionee, materially adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Committee may amend such Optionee's outstanding Option Agreements in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan. In the discretion of the Committee, outstanding Option Agreements may be amended by the Committee in a manner which is not materially adverse to the Optionee.

14.  CAPTIONS.

     The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.

15.  WITHHOLDING TAXES.

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Section 16), the Company may withhold from such Optionee's wages, if any, or other remuneration, or may require the Optionee to advance in cash to the Company the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Committee (and permitted by applicable law); provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes of this Section 15, the fair market value of the shares of Common Stock (if any) withheld for purposes of payroll withholding shall be determined as of the most recent date practicable prior to the date of exercise and in the manner provided in Section 6(b). If the fair market value of the shares of Common Stock withheld is less than the amount of the payroll withholdings required, the Optionee may be required to advance the difference in cash to the Company. The Committee may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

16.  OTHER PROVISIONS.

     Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.

17.  NUMBER AND GENDER.

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

18.  NONEXCLUSIVITY OF THIS PLAN.

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     Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

19.  GOVERNING LAW.

     The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Florida without regard to conflict of laws provisions thereunder.

                                 * * * * *

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